UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2019

Knowles Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36102	90-1002689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1151 Maplewood Drive, Itasca, Illinois		60143
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 250-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	KN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On September 11, 2019, Knowles Corporation (the “Company”) delivered to its executive officers and directors a notice (the “Notice”) contemplated by Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104(b)(2)(iii) of Regulation BTR, regarding a blackout period (the “Blackout Period”) under the Knowles Corporation 401(k) Plan (the “Plan”). The Blackout Period is required because the Plan is making certain administrative changes, including changing the trustee and recordkeeper of the Plan.

During the Blackout Period, Plan participants will be unable to engage in transactions involving the assets held in their Plan accounts, including changing contribution rates, directing or diversifying investments (including investments in the Company’s common stock), or obtaining a Plan loan, withdrawal or distribution.

As described more fully in the Notice, the Blackout Period is expected to begin on October 9, 2019 at 4:00 p.m., Eastern Time and end the week beginning October 27, 2019. A copy of the Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Common stockholders or other interested persons may obtain, without charge, the actual beginning and ending dates of the blackout period (during the blackout period and for a period of two years after the ending date of the blackout period) by submitting a request to Knowles Corporation, 1151 Maplewood Drive, Itasca, Illinois 60143, Attention: Robert Perna, Senior Vice President, General Counsel & Secretary; 630-250-5100.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

99.1	Notice provided to directors and executive officers of Knowles Corporation on September 11, 2019

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date: September 11, 2019	By:	/s/ Robert J. Perna
Robert J. Perna
Senior Vice President, General Counsel & Secretary